                             LETTER OF TRANSMITTAL

                          TO TENDER CLASS A SHARES OF

                             NACCO INDUSTRIES, INC.
                       PURSUANT TO ITS OFFER TO PURCHASE,
                            DATED NOVEMBER 18, 1996

         THE OFFER, THE PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT
       12:00 MIDNIGHT, NEW YORK CITY TIME, ON MONDAY, DECEMBER 16, 1996,
                         UNLESS THE OFFER IS EXTENDED.

           TO: FIRST CHICAGO TRUST COMPANY OF NEW YORK, AS DEPOSITARY

        BY MAIL:                             BY HAND:                      BY OVERNIGHT COURIER:
   Tenders & Exchanges       First Chicago Trust Company of New York        Tenders & Exchanges
P.O. Box 2559-Suite 4660            ATTN: Tenders & Exchanges                 14 Wall Street
 Jersey City, New Jersey         C/O The Depository Trust Company          Suite 4680-8th Floor
       07303-2559                    55 Water Street, DTC TAD            New York, New York 10005
                                 Vietnam Veterans Memorial Plaza
                                        New York, NY 10041

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This Letter of Transmittal is to be used only if certificates for shares of Class A Common Stock, par value $1.00 per share (the "Class A Shares" or the "Shares"), are to be forwarded herewith unless an Agent's Message (as defined in the Offer to Purchase) is utilized or if delivery of Class A Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "How to Tender Shares -- Book-Entry Delivery" in the Offer to Purchase.

    The Company also has outstanding Class B Common Stock, par value $1.00 per share (the "Class B Shares"). Because of transfer restrictions, no trading market has developed, or is expected to develop, for the Class B Shares. The Class B Shares are not subject to the Offer; however, the Class B Shares are convertible into Class A Shares on a one-for-one basis. If you hold Class B Shares and would like to tender Class A Shares into the Offer, you must first notify Key Shareholder Services, the transfer agent for the Shares (the "Transfer Agent"), at 4900 Tiedeman Road, Stock Transfer Department, 1st Floor, Brooklyn, Ohio 44144, in writing, of your desire to convert some or all of your Class B Shares into Class A Shares, and enclose share certificates representing the Class B Shares you would like to so convert and executed stock powers with respect to such certificates. See Instruction 2 and "How to Tender
Shares -- Class B Shares" in the Offer to Purchase for a discussion of factors you should consider before deciding to convert your Class B Shares into Class A Shares.

    Shareholders who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase), or who are unable to comply with the procedures for book-entry transfer on a timely basis, and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure set forth in "How to Tender Shares" in the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

--------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED

          NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                             SHARES TENDERED
                    (PLEASE FILL IN, IF BLANK)                             (ATTACH ADDITIONAL LIST IF NECESSARY)
                                                                                       TOTAL NUMBER
                                                                                        OF SHARES           NUMBER OF
                                                                    CERTIFICATE        REPRESENTED           SHARES
                                                                     NUMBER(S)*     BY CERTIFICATE(S)*     TENDERED**




                                                                       TOTAL

    * Need not be completed by shareholders tendering by book-entry transfer.

   ** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

-------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution ___________________________________________

   [ ] DTC Account No. _____________________________________________________

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

   Name(s) of Tendering Shareholder(s) _____________________________________

   Date of Execution of Notice of Guaranteed Delivery ______________________

   Name of Institution which Guaranteed Delivery ___________________________

   If delivery is by book-entry transfer:

        Name of Tendering Institution ______________________________________

   [ ] DTC Account No. _____________________________________________________

   Transaction Code No. ____________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to NACCO Industries, Inc., a Delaware corporation (the "Company"), the above-described shares of Class A Common Stock, $1.00 par value per share (the "Shares"), pursuant to the Company's offer to purchase up to 800,000 Shares at a price per Share hereinafter set forth, net to the seller in cash, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase, dated November 18, 1996 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this accompanying Letter of Transmittal (which together constitute the "Offer").

    Subject to and effective upon the Company's acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all the Shares that are being tendered hereby and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such Shares for transfer and cancellation on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The Depositary will act as agent for tendering holders for the purpose of receiving payment from the Company and transmitting payment to the tendering holders.

    The undersigned hereby represents and warrants that the undersigned has a net long position (within the meaning of Rule 14e-4 of the Securities Exchange
Act) in the Shares at least equal to the Shares being tendered and has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when the same are accepted for payment by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and has read, understands and agrees with, all the terms and conditions of the Offer.

    The undersigned understands that, upon the terms and subject to the conditions of the Offer, the Company will determine the per Share price (not greater than $50.00 nor less than $43.50 per Share) (the "Purchase Price") that it will pay for Shares validly tendered and not withdrawn pursuant to the Offer taking into account the number of Shares so tendered and the prices specified by tendering shareholders. The undersigned understands that the Company will select the lowest Purchase Price that will enable it to purchase 800,000 Shares (or such lesser number of Shares as are validly tendered at prices not greater than $50.00 nor less than $43.50 per Share) pursuant to the Offer. The undersigned understands that under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered hereby. The undersigned understands that the Company has expressly reserved the right, in its sole discretion, to purchase up to an additional 2% of the outstanding Shares pursuant to the Offer without the need to extend the Offer. The undersigned understands that tenders of Shares pursuant to any one of the procedures described in "How to Tender Shares" in the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. The undersigned understands that the Company also has outstanding Class B Common Stock, par value $1.00 per share (the "Class B Shares"), and that the Class B Shares are not subject to the Offer. The undersigned understands that the Class B Shares are convertible into Class A Shares on a one-for-one basis and that if it would like to tender Shares into the Offer it must follow the instructions set forth in Instruction 2 and "How to Tender Shares" in the Offer to Purchase as to how to accomplish such conversion, and that it should carefully consider the factors described therein before requesting such conversion.

    Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the Purchase Price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and return any Shares not tendered or not purchased, in the name(s) of the undersigned (and in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated herein under "Special Delivery Instructions," please mail the check for the Purchase Price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof, or to order the registration or transfer of such Shares tendered by book-entry transfer, if the Company does not accept for payment any of the Shares so tendered.

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

-------------------------------------------------------------------------------

                        PRICE (IN DOLLARS) PER SHARE AT
                        WHICH SHARES ARE BEING TENDERED
                              (SEE INSTRUCTION 5)
                            ------------------------

                              CHECK ONLY ONE BOX.
                     IF MORE THAN ONE BOX IS CHECKED, OR IF
                      NO BOX IS CHECKED, THERE IS NO VALID
                               TENDER OF SHARES.

                            SHARES TENDERED AT PRICE
                          DETERMINED BY DUTCH AUCTION

  [ ] The undersigned wants to maximize the chance of having the Company purchase all the Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this one box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders Shares and is willing to accept the Purchase Price resulting from the Dutch auction tender process. This action could result in receiving a price per Share as low as $43.50 or as high as $50.00.

                                       OR

                            SHARES TENDERED AT PRICE
                           DETERMINED BY SHAREHOLDER

               [ ] $44.00      [ ] $45.00      [ ] $46.00      [ ] $47.00      [ ] $48.00      [ ] $49.00
               [ ] $44.125     [ ] $45.125     [ ] $46.125     [ ] $47.125     [ ] $48.125     [ ] $49.125
               [ ] $44.250     [ ] $45.250     [ ] $46.250     [ ] $47.250     [ ] $48.250     [ ] $49.250
               [ ] $44.375     [ ] $45.375     [ ] $46.375     [ ] $47.375     [ ] $48.375     [ ] $49.375
[ ] $43.500    [ ] $44.500     [ ] $45.500     [ ] $46.500     [ ] $47.500     [ ] $48.500     [ ] $49.500
[ ] $43.625    [ ] $44.625     [ ] $45.625     [ ] $46.625     [ ] $47.625     [ ] $48.625     [ ] $49.625
[ ] $43.750    [ ] $44.750     [ ] $45.750     [ ] $46.750     [ ] $47.750     [ ] $48.750     [ ] $49.750
[ ] $43.875    [ ] $44.875     [ ] $45.875     [ ] $46.875     [ ] $47.875     [ ] $48.875     [ ] $49.875
                                                                                               [ ] $50.00

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                    ODD LOTS
                              (SEE INSTRUCTION 6)

To be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially, as of the close of business on November 13, 1996, an aggregate of fewer than 100 Shares.

The undersigned either (check one box):

[ ] was the beneficial owner as of the close of business on November 13, 1996 of an aggregate of fewer than 100 Shares, all of which are being tendered, or

[ ]  is a broker, dealer, commercial bank, trust company or other nominee which

    (a) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and

    (b) believes, based upon representations made to it by such beneficial owners, that each such person was the beneficial owner as of the close of business on November 13, 1996 of an aggregate of fewer than 100 Shares and is tendering all of such Shares.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 7, 8 AND 9)

   To be completed ONLY if the check for the Purchase Price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if Shares delivered by book-entry transfer that are not purchased are to be returned by credit to an account maintained by the Book-Entry Transfer Facility.

Issue  [ ] Check                                          [ ] Certificate(s) to:

Name
------------------------------------------------------
                   (Please Print)
Address
------------------------------------------------------

------------------------------------------------------
                     (Zip Code)
------------------------------------------------------
            (Taxpayer Identification No.)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 7, 8 AND 9)

   To be completed ONLY if the check for the Purchase Price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

Mail [ ] Check                                            [ ] Certificate(s) to:

Name
------------------------------------------------------
                   (Please Print)
Address

------------------------------------------------------

------------------------------------------------------
                      (Zip Code)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                   SIGN HERE
                 (COMPLETE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Signature(s) of Owner(s)

Name(s)
       -------------------------------------------------------------------------
                                 (Please Print)

--------------------------------------------------------------------------------

Capacity (full title)
                     -----------------------------------------------------------

Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number
                              --------------------------------------------------

Dated                                                                   , 199
     -------------------------------------------------------------------     ---

Taxpayer ID No. or Social Security No.
                                      ------------------------------------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 7.)

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED; SEE INSTRUCTIONS 1 AND 7)

Name of Firm
            --------------------------------------------------------------------

Authorized Signature
                    ------------------------------------------------------------

Dated                                                                   , 199
     -------------------------------------------------------------------     ---

-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                  PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK, AS DEPOSITARY
------------------------------------------------------------------------------------------------------------
                                 ENTER YOUR IDENTIFICATION NUMBER IN THE APPROPRIATE      ------------------
 SUBSTITUTE                      BOX. FOR MOST INDIVIDUALS, THIS IS YOUR SOCIAL             SOCIAL SECURITY
 FORM W-9                        SECURITY NUMBER. IF YOU DO NOT HAVE A NUMBER, SEE               NUMBER
 DEPARTMENT OF THE TREASURY,     HOW TO OBTAIN A TIN IN THE ENCLOSED GUIDELINES.          OR
 INTERNAL REVENUE SERVICE                                                                  -----------------
                                                                                               Employer
                                                                                            Identification
                                                                                              Number(s)
                                 ---------------------------------------------------------------------------
                                 NOTE: If the account is in more than one name, see the chart on page 2 of enclosed Guidelines for guidelines on which number to give the payer.
                                 ---------------------------------------------------------------------------
                                 Certificate: Under penalties of perjury, I certify       FOR PAYEES EXEMPT
 PAYER'S REQUEST                 that:                                                       FROM BACKUP
 FOR TAXPAYER                    (1) The number shown on this form is my correct           WITHHOLDING (SEE
 IDENTIFICATION NUMBER               Taxpayer Identification Number (or I am waiting     ENCLOSED Guidelines)
                                     for a number to be issued to me), and
                                 (2) I am not subject to backup withholding either
                                     because I have not been notified by the Internal
                                     Revenue Service ("IRS") that I am subject to
                                     backup withholding as a result of a failure to
                                     report all interest or dividends, or the IRS has
                                     notified me that I am no longer subject to
                                     backup withholding.
                                 SIGNATURE
                                          -------------------------------------------
                                 DATE                                         , 199
                                     -----------------------------------------     --

------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instructions 7 and 9.

    2. Delivery of Letter of Transmittal and Shares; Guaranteed Delivery Procedure. This Letter of Transmittal is to be used only if certificates for the Shares are to be forwarded herewith unless an Agent's Message is utilized or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in "How to Tender Shares" in the Offer to Purchase. For a shareholder to validly tender Shares, certificates for all physically delivered Shares, or a confirmation of a book-entry transfer of all Shares delivered electronically into the Depositary's account at the Book-Entry Transfer Facility, as well as a properly completed and duly executed Letter of Transmittal (or copy thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date.

    The Company also has outstanding the Class B Shares. Because of transfer restrictions, no trading market has developed, or is expected to develop, for the Class B Shares. The Class B Shares are not subject to the Offer; however, the Class B Shares are convertible into Class A Shares on a one-for-one basis. If you hold Class B Shares and would like to tender Class A Shares into the Offer, you must first notify Key Shareholder Services, the transfer agent for the Shares (the "Transfer Agent"), at 4900 Tiedeman Road, Stock Transfer Department, 1st Floor, Brooklyn, Ohio 44144, in writing, of your desire to convert some or all of your Class B Shares into Class A Shares, and enclose share certificates representing the Class B Shares you would like to so convert and executed stock powers with respect to such certificates. Once you receive share certificates representing the Class A Shares, you can then tender Class A Shares into the Offer. Please note that shareholders should allow 10-14 business days for such conversion and that share certificates representing tendered Shares must be received by the Depositary by the Expiration Date, or up to three NYSE trading days thereafter if they follow the procedures for guaranteed delivery set forth below. In considering whether you should convert Class B Shares into Class A Shares in order to tender Class A Shares into the Offer, please note that: (i) each Class B Share is entitled to ten votes per share while each Class A Share is entitled to only one vote per Share; (ii) once you convert your Class B Shares into Class A Shares and tender such Shares into the Offer you cannot convert your Class A Shares back into Class B Shares in the event that such Class A Shares are not purchased in the Offer; (iii) you may not have any such Class A Shares purchased in the Offer because the price specified by you may exceed the Purchase Price; and (iv) some portion of the Class A Shares that you tender into the Offer may not be purchased pursuant to the Offer due to proration. See "How to Tender Shares -- Class B shares" in the Offer to Purchase.

    Shareholders who cannot deliver their Shares and all other required documents to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in "How to Tender Shares" in the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company must be received by the Depositary by the Expiration Date, and
(c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer of all Shares delivered electronically into the Depositary's account at the Book-Entry Transfer Facility, as well as a properly completed and duly executed Letter of Transmittal (or copy thereof) or, in the case of a book-entry delivery, an Agent's Message and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "How to Tender Shares" in the Offer to Purchase. See "How to Tender Shares" in the Offer to Purchase.

    THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING SHARE CERTIFICATES, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

    No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or copy thereof), the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

    3. Inadequate Space. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

    4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. Indication of Price at Which Shares Are Being Tendered. For shares to be properly tendered, the shareholder must check either the box indicating the price per Share at which Shares are being tendered under "Shares Tendered at Price Determined by Shareholder" or the box under "Shares Tendered at Price Determined by Dutch Auction." See "How to Tender Shares" in the Offer to Purchase.

    By checking the box under "Shares Tendered at Price Determined by Dutch Auction," the shareholder agrees to accept the Purchase Price that results from the Dutch Auction tender process, which may be as low as $43.50 or as high as $50.00 per Share. Checking the box under "Shares Tendered at Price Determined by Shareholder" can result in none of the Shares being purchased if the Purchase Price for the Shares is less than the price checked.

    ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED, SHARES WILL NOT BE DEEMED TENDERED. A SHAREHOLDER WISHING TO TENDER PORTIONS OF HIS HOLDINGS AT DIFFERENT PRICES MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE

AT WHICH EACH SUCH PORTION OF SHARES IS TENDERED. THE SAME SHARES CANNOT BE TENDERED AT MORE THAN ONE PRICE UNLESS PREVIOUSLY WITHDRAWN AS PROVIDED IN "WITHDRAWAL RIGHTS" IN THE OFFER TO PURCHASE AND RETENDERED.

    6. Odd Lots. As described in "Tenders by Holders of Fewer Than 100 Shares" in the Offer to Purchase, if the Company purchases less than all Shares tendered before the Expiration Date and not withdrawn, the Shares purchased first will consist of all Shares tendered by any shareholder who owned beneficially, as of the close of business on November 13, 1996, an aggregate of fewer than 100 Shares and who tenders all such Shares at or below the Purchase Price. This preference will not be available unless the box captioned "Odd Lots" is completed. See "Tenders by Holders of Fewer Than 100 Shares" in the Offer to Purchase.

    7. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without any change whatsoever.

    If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

    If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsement of certificates or separate stock powers are required unless payment of the Purchase Price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

    8. Stock Transfer Taxes. Except as provided in this Instruction, the Company will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s), or tendered Shares are registered in the name of a person other than the name of the person(s) signing this Letter of Transmittal, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the Purchase Price by the Depositary unless satisfactory evidence of the payment of such taxes, or exemption therefrom is submitted. See "Acceptance for Payment of Shares and Payment of Purchase Price" in the Offer to Purchase. See also Instruction 10 for a description of U.S. federal income and backup withholding taxes which may also be required to be deducted from the Purchase Price of Shares purchased pursuant to the Offer.

    9. Special Payment and Delivery Instructions. If the check for the Purchase Price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such shareholder may designate under "Special Payment Instructions." See Instructions 1 and 7 for a description of the circumstances under which the signature on this Letter of Transmittal and other documents may be required to be guaranteed.

    10. Federal Income Tax Withholding. Under federal income tax laws, the Depositary is required to withhold 31% of the amount of any payments made pursuant to the Offer unless certain requirements are satisfied. In order to avoid such withholding, a tendering shareholder must complete the Substitute Form W-9 set forth above and return it to the Depositary, unless the shareholder is an "exempt recipient," (including, among others, all corporations and certain foreign individuals). In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such shareholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. If the Depositary is not provided with the correct taxpayer identification number and the tendering shareholder is not an exempt recipient, the shareholder may be subject to both civil and criminal penalties, and payments that are made to such shareholder pursuant to the Offer may be subject to backup withholding. See "Certain Federal Income Tax Consequences" in the Offer to Purchase.

    Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

    In addition, in the case of a foreign shareholder who tenders Shares which are purchased in the Offer, as described in "Certain Federal Income Tax Consequences" in the Offer to Purchase, the Depositary will treat the gross proceeds payable pursuant to the Offer as a dividend for federal income tax purposes, and if neither a reduced rate of withholding is applicable pursuant to a tax treaty nor an exemption from withholding is applicable because gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, the Depositary will be required to withhold federal income tax at a rate of 30% from such gross proceeds paid to a foreign shareholder or his agent. For this purpose, a foreign shareholder generally is any shareholder that is not, under United States tax laws, (a) a citizen or resident of the United States; (b) a corporation or partnership created or organized in the United States or under the laws of the United States or any State; (c) any trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions relating to the trust; or (d) any estate except an estate the income of which, from sources outside the United States which is not effectively connected with the conduct of a trade or business within the United States, is not subject to U.S. income taxation.

The Depositary will determine the applicable rate of withholding by reference to a shareholder's address, except if facts and circumstances indicate such reliance is not warranted or if applicable law (for example, an applicable tax treaty or Treasury regulations thereunder) requires some other method for determining a shareholder's residence. A foreign shareholder may be eligible to file for a refund of such tax or a portion of such tax if the proceeds payable pursuant to the Offer are entitled to sale or exchange treatment as described in "Certain Federal Income Tax Consequences" in the Offer to Purchase or if the shareholder is entitled to a reduced rate of withholding pursuant to a treaty and the Depositary withheld at a higher rate. In order to claim an exemption from withholding on the grounds that gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign shareholder must deliver to the Depositary a properly executed Form 4224 claiming such exemption. Such Forms can be obtained from the Depositary. FOREIGN SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE APPLICABILITY TO THEM OF THE FEDERAL INCOME TAX WITHHOLDING RULES, INCLUDING THEIR ELIGIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION AND THE PROCEDURES FOR OBTAINING A REFUND.

    11. Irregularities. All questions as to the Purchase Price, number of Shares accepted, the form of documents, and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares, and the Company's interpretations of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager, the Depositary, the Information Agent (as the foregoing are defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

    12. Lost, Destroyed or Stolen Certificates. If any certificate evidencing Shares has been lost, destroyed, or stolen, the shareholder should promptly notify the Information Agent. The shareholder will then be instructed as to the steps that must be taken in order to replace such certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed, or stolen certificates have been followed.

    13. Requests for Assistance or Additional Copies. Questions and requests for assistance should be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and other related materials may be obtained from the Information Agent or brokers, dealers, commercial banks, and trust companies.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                        [MACKENZIE PARTNERS, INC. LOGO]

                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (call collect)
                        or Call Toll Free (800) 322-2885

                       THE DEALER MANAGER FOR THE OFFER:

                               J.P. MORGAN & CO.

                                 60 Wall Street
                            New York, New York 10260
                                 (212) 648-6234